MERRILL LYNCH
U.S. TREASURY
MONEY FUND





FUND LOGO





Semi-Annual Report

May 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch U.S. Treasury Money Fund
May 31, 1998




DEAR SHAREHOLDER

For the six-month period ended May 31, 1998, Merrill Lynch U.S.
Treasury Money Fund paid shareholders a net annualized dividend of 4.76%*. The Fund's 7-day yield as of May 31, 1998 was 4.62%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at May 31, 1998 was 80 days, compared to 69 days as of November 30, 1997.

The Environment
Increasing volatility characterized the capital markets during the six-month period ended May 31, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. We continued to believe the uncertainty in Asia would prevent the Federal Reserve Board from raising interest rates.

During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity. In Europe, the major event was greater progress toward achieving European Monetary Union, although concerns have arisen that interest rates will have to be increased to curtail inflationary pressures.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


As 1998 progresses, it is likely that investor focus will remain on developments in Asia. For those economies that continue to expand, investors will watch for signs that inflation is still not a threat. Evidence of ongoing, noninflationary economic growth should continue to exert a positive influence on the capital markets worldwide.

In Conclusion
We thank you for your continued investment in Merrill Lynch U.S.
Treasury Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Marie Dwyer)
Marie Dwyer
Vice President and Portfolio Manager


June 24, 1998




We are pleased to announce that Marie Dwyer is responsible for the day-to-day management of Merrill Lynch U.S. Treasury Money Fund.
Ms. Dwyer has been employed by Merrill Lynch Asset Management, L.P. since 1991 as Vice President.





Merrill Lynch U.S. Treasury Money Fund
May 31, 1998



SCHEDULE OF INVESTMENTS                                                               (in Thousands)
                                            Face          Interest        Maturity          Value
Issue                                      Amount          Rate*            Date          (Note 1a)
US Government Obligations--92.8%

US Treasury Bills                         $   52           5.00 %          6/04/98         $    52
                                           1,417           4.86            6/11/98           1,415
                                           1,000           5.04            6/11/98             998
                                           5,000           5.265           6/15/98           4,991
                                           2,000           4.845           6/25/98           1,993
                                           1,150           5.06            6/25/98           1,146
                                             185           5.225           6/25/98             184
                                             265           5.355           6/25/98             264
                                           3,129           4.85            7/02/98           3,114
                                              87           4.86            7/02/98              87
                                              93           4.865           7/02/98              93
                                           4,000           4.99            8/06/98           3,963
                                             298           5.015           8/06/98             295
                                             126           5.00            8/20/98             125
                                           1,000           5.06            8/20/98             988
                                           1,300           5.10            8/20/98           1,285
                                           3,000           4.995           9/10/98           2,958
                                             205           5.105           9/10/98             202
                                             500           5.10           10/08/98             491
                                              39           5.05           10/15/98              38
                                             197           5.06           10/15/98             193
                                              90           5.075          10/15/98              88
                                             500           5.10           10/15/98             490
                                           1,200           5.15           11/12/98           1,171

US Treasury Notes                          1,800           6.25            6/30/98           1,818
                                           1,500           8.25            7/15/98           1,506
                                           1,000           5.25            7/31/98           1,000
                                           2,000           6.25            7/31/98           2,004
                                           3,400           5.875           8/15/98           3,403
                                             500           4.75            9/30/98             499
                                           1,000           6.00            9/30/98           1,002
                                             950           7.125          10/15/98             956
                                           1,000           5.875          10/31/98           1,002
                                             500           5.50           11/15/98             500
                                             500           5.125          11/30/98             499
                                             500           5.625          11/30/98             500
                                           1,800           6.375           1/15/99           1,809
                                             500           6.25            3/31/99             503
                                             200           6.375           4/30/99             201
                                             400           6.75            6/30/99             405

US Treasury STRIPS++                         300           5.283           2/15/99             289

Total US Government Obligations (Cost--$44,502)                                             44,520

Total Investments (Cost--$44,502)--92.8%                                                    44,520

Other Assets Less Liabilities--7.2%                                                          3,455
                                                                                           -------
Net Assets--100.0%                                                                         $47,975
                                                                                           =======


 *US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed rates or upon maturity.
++Separate Traded Registered Interest and Principal of Securities
  (STRIPS).

  See Notes to Financial Statements.



Merrill Lynch U.S. Treasury Money Fund
May 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of May 31, 1998
Assets:             Investments, at value (identified cost--$44,501,634*) (Note 1a)                       $   44,520,462
                    Cash                                                                                             217
                    Receivables:
                      Securities sold                                                     $  11,017,828
                      Interest                                                                  475,620       11,493,448
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1d)                                          34,470
                                                                                                           -------------
                    Total assets                                                                              56,048,597
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    7,949,184
                      Beneficial interest redeemed                                               84,366
                      Distributor (Note 2)                                                        7,652
                      Investment adviser (Note 2)                                                 5,765        8,046,967
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        26,815
                                                                                                           -------------
                    Total liabilities                                                                          8,073,782
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  47,974,815
                                                                                                           =============

Net Assets          Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                      $   4,795,599
                    Paid-in capital in excess of par                                                          43,160,388
                    Unrealized appreciation on investments--net                                                   18,828
                                                                                                           -------------
                    Net assets--Equivalent to $1.00 per share based on 47,955,988 shares
                    of beneficial interest outstanding                                                     $  47,974,815
                                                                                                           =============

                   *Cost for Federal income tax purposes. As of May 31, 1998, net unrealized appreciation for Federal income tax purposes amounted to
                    $18,828, of which $20,541 related to appreciated securities and
                    $1,713 related to depreciated securities.


                    See Notes to Financial Statements.



Merrill Lynch U.S. Treasury Money Fund
May 31, 1998



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                            May 31, 1998
Investment Income   Interest and amortization of premium and discount earned                               $   1,507,343
(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                     $     138,821
                    Professional fees                                                            37,345
                    Distribution fees (Note 2)                                                   32,895
                    Trustees' fees and expenses                                                  32,727
                    Registration fees (Note 1d)                                                  21,361
                    Accounting services (Note 2)                                                 14,211
                    Transfer agent fees (Note 2)                                                 11,117
                    Custodian fees                                                                3,527
                                                                                          -------------
                    Total expenses before reimbursement                                         292,004
                    Reimbursement of expenses (Note 2)                                          (97,174)
                                                                                          -------------
                    Total expenses after reimbursement                                                           194,830
                                                                                                           -------------
                    Investment income--net                                                                     1,312,513
                                                                                                           -------------

Realized &          Realized gain on investments--net                                                             18,266
Unrealized          Change in unrealized appreciation on investments--net                                         20,013
Gain on                                                                                                    -------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                   $   1,350,792
(Note 1c):                                                                                                 =============


                    See Notes to Financial Statements.




Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                         May 31, 1998    Nov. 30, 1997
Operations:         Investment income--net                                                $   1,312,513    $   2,459,911
                    Realized gain on investments--net                                            18,266           15,612
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                             20,013           (3,252)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      1,350,792        2,472,271
                                                                                          -------------    -------------

Dividends &         Investment income--net                                                   (1,312,513)      (2,459,911)
Distributions to    Realized gain on investments--net                                           (18,266)         (15,612)
Shareholders                                                                              -------------    -------------
(Note 1e):          Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (1,330,779)      (2,475,523)
                                                                                          -------------    -------------

Beneficial          Net proceeds from sale of shares                                         87,147,657      156,556,056
Interest            Net asset value of shares issued to shareholders in
Transactions        reinvestment of dividends and distributions (Note 1e)                     1,314,957        2,465,505
(Note 3):                                                                                 -------------    -------------
                                                                                             88,462,614      159,021,561
                    Cost of shares redeemed                                                 (90,250,285)    (157,221,246)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets derived from
                    beneficial interest transactions                                         (1,787,671)       1,800,315
                                                                                          -------------    -------------

Net Assets:         Total increase (decrease) in net assets                                  (1,767,658)       1,797,063
                    Beginning of period                                                      49,742,473       47,945,410
                                                                                          -------------    -------------
                    End of period                                                         $  47,974,815    $  49,742,473
                                                                                          =============    =============

                    See Notes to Financial Statements.




Merrill Lynch U.S. Treasury Money Fund
May 31, 1998




FINANCIAL INFORMATION (concluded)



Financial Highlights
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       May 31,       For the Year Ended November 30,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996      1995       1994
Per Share           Net asset value, beginning of period               $  1.00    $  1.00   $  1.00   $  1.00    $  1.00
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income--net                               .0234      .0451     .0447     .0484      .0317
                    Realized and unrealized gain (loss) on
                    investments--net                                     .0007      .0002     .0003     .0009     (.0002)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                     .0241      .0453     .0450     .0493      .0315
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                            (.0234)    (.0451)   (.0447)   (.0484)    (.0317)
                      Realized gain on investments--net                 (.0003)    (.0003)   (.0004)   (.0004)    (.0002)
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                   (.0237)    (.0454)   (.0451)   (.0488)    (.0319)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $  1.00    $  1.00   $  1.00   $  1.00    $  1.00
                                                                       =======    =======   =======   =======    =======
                    Total investment return                              4.76%*     4.65%     4.70%     4.98%      3.21%
                                                                       =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                        .70%*      .78%      .77%      .83%       .71%
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                             1.05%*     1.13%     1.12%     1.18%      1.06%
                                                                       =======    =======   =======   =======    =======
                    Investment income and realized gain on
                    investments--net                                     4.79%*     4.57%     4.55%     4.89%      3.16%
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $47,975    $49,742   $47,945   $56,318    $57,184
Data:                                                                  =======    =======   =======   =======    =======

                   *Annualized.


                    See Notes to Financial Statements.



Merrill Lynch U.S. Treasury Money Fund
May 31, 1998




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Treasury securities in which the Fund invests are traded primarily in the over-the-counter markets. Except as set forth below, these securities are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in Treasury securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund.

For the six months ended May 31, 1998, MLAM earned fees of $138,821, of which $97,174 was voluntarily waived.




Merrill Lynch U.S. Treasury Money Fund
May 31, 1998




Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee at the end of each month at the annual rate of 0.125% of the average daily net assets of the Fund. This fee is to compensate MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund. For the six months ended May 31, 1998, MLFD earned $32,895 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Kevin J. McKenna, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Marie Dwyer, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210